UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

Nutrisystem, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-28551

Delaware	23-3012204
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Fort Washington Executive Center

600 Office Center Drive

Fort Washington, PA 19034

(Address of principal executive offices)

215-706-5300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2016, Nutrisystem, Inc. (the “Company” or “Nutrisystem”) issued a press release announcing its financial results for the quarter ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 27, 2016, Nutrisystem issued a press release announcing its financial results for the quarter ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following press release is included as an exhibit to this report and is furnished under item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2016

NUTRISYSTEM, INC.

By:	/s/ Michael P. Monahan
Name: Michael P. Monahan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 27, 2016 announcing financial results for the quarter ended June 30, 2016.